Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Habit Restaurants, Inc. (the “Company”) on Form 10-K for the annual period ended December 25, 2018 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ira Fils, Chief Financial Officer & Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 1, 2019

/s/ Ira Fils
Ira Fils
Chief Financial Officer & Secretary
(Principal Accounting and Financial Officer)